Securities	12 Months Ended
Dec. 31, 2010
Securities [Abstract]
Securities
Note 12 – Securities
Securities are classified as AFS, held-to-maturity (“HTM”) or trading. Trading securities are discussed in Note 3 on pages 170–187 of this Annual Report. Securities are classified primarily as AFS when used to manage the Firm’s exposure to interest rate movements or used for longer-term strategic purposes. AFS securities are carried at fair value on the Consolidated Balance Sheets. Unrealized gains and losses, after any applicable hedge accounting adjustments, are reported as net increases or decreases to accumulated other comprehensive income/(loss). The specific identification method is used to determine realized gains and losses on AFS securities, which are included in securities gains/(losses) on the Consolidated Statements of Income. Securities that the Firm has the positive intent and ability to hold to maturity are classified as HTM and are carried at amortized cost on the Consolidated Balance Sheets. The Firm has not classified new purchases of securities as HTM for the past several years.
Other-than-temporary impairment
AFS debt and equity securities in unrealized loss positions are analyzed as part of the Firm’s ongoing assessment of other-than-temporary impairment (“OTTI”). For debt securities, the Firm considers a decline in fair value to be other-than-temporary when the Firm does not expect to recover the entire amortized cost basis of the security. The Firm also considers an OTTI to have occurred when there is an adverse change in cash flows to beneficial interests in securitizations that are rated below “AA” at their acquisition, or that can be contractually prepaid or otherwise settled in such a way that the Firm would not recover substantially all of its recorded investment. For AFS equity securities, the Firm considers a decline in fair value to be other-than-temporary if it is probable that the Firm will not recover its amortized cost basis.
For debt securities, OTTI losses must be recognized in earnings if an investor has the intent to sell the debt security, or if it is more likely than not that the investor will be required to sell the debt security before recovery of its amortized cost basis. However, even if an investor does not expect to sell a debt security, it must evaluate the expected cash flows to be received and determine if a credit loss exists. In the event of a credit loss, only the amount of impairment associated with the credit loss is recognized in income. Amounts relating to factors other than credit losses are recorded in OCI.
When the Firm intends to sell AFS debt or equity securities, it recognizes an impairment loss equal to the full difference between the amortized cost basis and the fair value of those securities.
When the Firm does not intend to sell AFS debt or equity securities in an unrealized loss position, potential OTTI is considered using a variety of factors, including the length of time and extent to which the market value has been less than cost; adverse conditions specifically related to the industry, geographic area or financial condition of the issuer or underlying collateral of a security; payment structure of the security; changes to the rating of the security by a rating agency; the volatility of the fair value changes; and changes in fair value of the security after the balance sheet date. For debt securities, the Firm estimates cash flows over the remaining lives of the underlying collateral to assess whether credit losses exist and, where applicable for purchased or retained beneficial interests in securitized assets, to determine if any adverse changes in cash flows have occurred. The Firm’s cash flow estimates take into account expectations of relevant market and economic data as of the end of the reporting period. For securities issued in a securitization, the Firm also takes into consideration underlying loan-level data, and structural features of the securitization, such as subordination, excess spread, overcollateralization or other forms of credit enhancement, and compares the losses projected for the underlying collateral (“pool losses”) against the level of credit enhancement in the securitization structure to determine whether these features are sufficient to absorb the pool losses, or whether a credit loss on the AFS debt security exists. The Firm also performs other analyses to support its cash flow projections, such as first-loss analyses or stress scenarios.
For equity securities, the Firm considers the above factors, as well as the Firm’s intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in market value, and whether evidence exists to support a realizable value equal to or greater than the carrying value.
Realized gains and losses
The following table presents realized gains and losses from AFS securities.

Year ended December 31,
(in millions)	2010	2009	2008

Realized gains	$3,382	$2,268	$1,890
Realized losses	(317)	(580)	(330	)(c)

Net realized gains(a)	3,065	1,688	1,560
Credit losses included in securities gains(b)	(100)	(578)	NA

Net securities gains	$2,965	$1,110	$1,560

(a)	Proceeds from securities sold were within approximately 3% of amortized cost in 2010 and 2009 and within approximately 2% of amortized cost in 2008.

(b)	Includes other-than-temporary impairment losses recognized in income on certain prime mortgage-backed securities and obligations of U.S. states and municipalities for the year ended December 31, 2010, and on certain subprime and prime mortgage-backed securities and obligations of U.S. states and municipalities for the year ended December 31, 2009.

(c)	Includes $76 million of losses due to other-than temporary impairment of subprime mortgage-backed securities.

The amortized costs and estimated fair values of AFS and HTM securities were as follows at December 31, 2010 and 2009.

	2010					2009
		Gross	Gross				Gross	Gross
	Amortized	unrealized	unrealized		Fair	Amortized	unrealized	unrealized		Fair.
December 31, (in millions)	cost	gains	losses		value	cost	gains	losses		value

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies(a)	$117,364	$3,159	$297		$120,226	$166,094	$2,412	$608		$167,898
Residential:
Prime and Alt-A	2,173	81	250	(d)	2,004	5,234	96	807	(d)	4,523
Subprime	—	—	—		—	17	—	—		17
Non-U.S.	47,089	290	409		46,970	10,003	320	65		10,258
Commercial	5,169	502	17		5,654	4,521	132	63		4,590

Total mortgage-backed securities	171,795	4,032	973		174,854	185,869	2,960	1,543		187,286
U.S. Treasury and government agencies(a)	11,258	118	28		11,348	30,044	88	135		29,997
Obligations of U.S. states and municipalities	11,732	165	338		11,559	6,270	292	25		6,537
Certificates of deposit	3,648	1	2		3,647	2,649	1	—		2,650
Non-U.S. government debt securities	20,614	191	28		20,777	24,320	234	51		24,503
Corporate debt securities(b)	61,718	495	419		61,794	61,226	812	30		62,008
Asset-backed securities:
Credit card receivables	7,278	335	5		7,608	25,266	502	26		25,742
Collateralized loan obligations	13,336	472	210		13,598	12,172	413	436		12,149
Other	8,968	130	16		9,082	6,719	129	54		6,794

Total available-for-sale debt securities	310,347	5,939	2,019	(d)	314,267	354,535	5,431	2,300	(d)	357,666
Available-for-sale equity securities	1,894	163	6		2,051	2,518	185	4		2,699

Total available-for-sale securities	312,241	6,102	2,025	(d)	316,318	357,053	5,616	2,304	(d)	360,365

Total held-to-maturity securities(c)	$18	$2	$—		$20	$25	$2	$—		$27

(a)	Includes total U.S. government-sponsored enterprise obligations with fair values of $94.2 billion and $153.0 billion at December 31, 2010 and 2009, respectively, which were predominantly mortgage-related.

(b)	Consists primarily of bank debt including sovereign government-guaranteed bank debt.

(c)	Consists primarily of mortgage-backed securities issued by U.S. government-sponsored enterprises.

(d)	Includes a total of $133 million and $368 million (before tax) of unrealized losses related to prime mortgage-backed securities for which credit losses have been recognized in income at December 31, 2010 and 2009, respectively. These unrealized losses are not credit-related and remain reported in AOCI.

Securities impairment
The following table presents the fair value and gross unrealized losses for AFS securities by aging category at December 31, 2010 and 2009.

	Securities with gross unrealized losses
	Less than 12 months		12 months or more
		Gross		Gross		Total gross
	Fair	unrealized	Fair	unrealized	Total fair	unrealized
December 31, 2010 (in millions)	value	losses	value	losses	value	losses

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies	$14,039	$297	$—	$—	$14,039	$297
Residential:
Prime and Alt-A	—	—	1,193	250	1,193	250
Subprime	—	—	—	—	—	—
Non-U.S.	35,166	379	1,080	30	36,246	409
Commercial	548	14	11	3	559	17

Total mortgage-backed securities	49,753	690	2,284	283	52,037	973
U.S. Treasury and government agencies	921	28	—	—	921	28
Obligations of U.S. states and municipalities	6,890	330	20	8	6,910	338
Certificates of deposit	1,771	2	—	—	1,771	2
Non-U.S. government debt securities	6,960	28	—	—	6,960	28
Corporate debt securities	18,783	418	90	1	18,873	419
Asset-backed securities:
Credit card receivables	—	—	345	5	345	5
Collateralized loan obligations	460	10	6,321	200	6,781	210
Other	2,615	9	32	7	2,647	16

Total available-for-sale debt securities	88,153	1,515	9,092	504	97,245	2,019
Available-for-sale equity securities	—	—	2	6	2	6

Total securities with gross unrealized losses	$88,153	$1,515	$9,094	$510	$97,247	$2,025

	Securities with gross unrealized losses
	Less than 12 months		12 months or more
		Gross		Gross		Total gross
	Fair	unrealized	Fair	unrealized	Total fair	unrealized
December 31, 2009 (in millions)	value	losses	value	losses	value	losses

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies	$43,235	$603	$644	$5	$43,879	$608
Residential:
Prime and Alt-A	183	27	3,032	780	3,215	807
Subprime	—	—	—	—	—	—
Non-U.S.	391	1	1,773	64	2,164	65
Commercial	679	34	229	29	908	63

Total mortgage-backed securities	44,488	665	5,678	878	50,166	1,543
U.S. Treasury and government agencies	8,433	135	—	—	8,433	135
Obligations of U.S. states and municipalities	472	11	389	14	861	25
Certificates of deposit	—	—	—	—	—	—
Non-U.S. government debt securities	2,471	46	835	5	3,306	51
Corporate debt securities	1,831	12	4,634	18	6,465	30
Asset-backed securities:
Credit card receivables	—	—	745	26	745	26
Collateralized loan obligations	42	1	7,883	435	7,925	436
Other	767	8	1,767	46	2,534	54

Total available-for-sale debt securities	58,504	878	21,931	1,422	80,435	2,300
Available-for-sale equity securities	1	1	3	3	4	4

Total securities with gross unrealized losses	$58,505	$879	$21,934	$1,425	$80,439	$2,304

Other-than-temporary impairment
The following table presents credit losses that are included in the securities gains and losses table above.

Year ended December 31, (in millions)	2010	2009

Debt securities the Firm does not intend to sell that have credit losses
Total other-than-temporary impairment losses(a)	$(94)	$(946)
Losses recorded in/(reclassified from) other comprehensive income	(6)	368

Credit losses recognized in income(b)(c)	$(100)	$(578)

(a)	For initial OTTI, represents the excess of the amortized cost over the fair value of AFS debt securities. For subsequent OTTI of the same security, represents additional declines in fair value subsequent to the previously recorded OTTI, if applicable.

(b)	Represents the credit loss component of certain prime mortgage-backed securities and obligations of U.S. states and municipalities for 2010, and certain prime and subprime mortgage-backed securities and obligations of U.S. states and municipalities for 2009 that the Firm does not intend to sell. Subsequent credit losses may be recorded on securities without a corresponding further decline in fair value if there has been a decline in expected cash flows.

(c)	Excluded from this table are OTTI losses of $7 million that were recognized in income in 2009, related to subprime mortgage-backed debt securities the Firm intended to sell. These securities were sold in 2009, resulting in the recognition of a recovery of $1 million.
Changes in the credit loss component of credit-impaired debt securities
The following table presents a rollforward for the years ended December 31, 2010 and 2009, of the credit loss component of OTTI losses that were recognized in income related to debt securities that the Firm does not intend to sell.

Year ended December 31, (in millions)	2010	2009

Balance, beginning of period	$578	$—
Additions:
Newly credit-impaired securities	—	578
Increase in losses on previously credit-impaired securities	94	—
Losses reclassified from other comprehensive income on previously credit-impaired securities	6	—
Reductions:
Sales of credit-impaired securities	(31)	—
Impact of new accounting guidance related to VIEs	(15)	—

Balance, end of period	$632	$578

Gross unrealized losses
Gross unrealized losses have generally decreased since December 31, 2009, due primarily to market spread improvement and increased liquidity, driving asset prices higher. However, gross unrealized losses on certain securities have increased, including on certain corporate debt securities, which are primarily government-guaranteed positions that experienced credit spread widening. As of December 31, 2010, the Firm does not intend to sell the securities with a loss position in AOCI, and it is not likely that the Firm will be required to sell these securities before recovery of their amortized cost basis. Except for the securities reported in the table above for which credit losses have been recognized in income, the Firm believes that the securities with an unrealized loss in AOCI are not other-than-temporarily impaired as of December 31, 2010.
Following is a description of the Firm’s principal security investments with the most significant unrealized losses as of December 31, 2010, and the key assumptions used in the Firm’s estimate of the present value of the cash flows most likely to be collected from these investments.
Mortgage-backed securities – Prime and Alt-A nonagency
As of December 31, 2010, gross unrealized losses related to prime and Alt-A residential mortgage-backed securities issued by private issuers were $250 million, all of which have been in an unrealized loss position for 12 months or more. Approximately 70% of the total portfolio (by amortized cost) are currently rated below investment-grade; the Firm has recorded other-than-temporary impairment losses on 55% of the below investment-grade positions. In analyzing prime and Alt-A residential mortgage-backed securities for potential credit losses, the Firm utilizes a methodology that focuses on loan-level detail to estimate future cash flows, which are then allocated to the various tranches of the securities. The loan-level analysis primarily considers current home value, loan-to-value (“LTV”) ratio, loan type and geographical location of the underlying property to forecast prepayment, home price, default rate and loss severity. The forecasted weighted average underlying default rate on the positions was 21% and the related weighted average loss severity was 50%. Based on this analysis, an OTTI loss of $6 million was recognized in 2010 related to securities that experienced increased delinquency rates associated with specific collateral types and origination dates. Overall losses have decreased since December 31, 2009, with the recovery in security prices resulting from increased demand for higher-yielding asset classes and a deceleration in the pace of home price declines due in part to the U.S. government programs to facilitate financing and to spur home purchases. The unrealized loss of $250 million is considered temporary, based on management’s assessment that the estimated future cash flows together with the credit enhancement levels for those securities remain sufficient to support the Firm’s investment. The credit enhancements associated with the below investment-grade and investment-grade positions are 9% and 24%, respectively.
Asset-backed securities – Collateralized loan obligations
As of December 31, 2010, gross unrealized losses related to CLOs were $210 million, of which $200 million related to securities that were in an unrealized loss position for 12 months or more. Overall losses have decreased since December 31, 2009, mainly as a result of lower default forecasts and spread tightening across various asset classes. Substantially all of these securities are rated “AAA,” “AA” and “A” and have an average credit enhancement of 30%. Credit enhancement in CLOs is primarily in the form of subordination, which is a form of structural credit enhancement where realized losses associated with assets held by an issuing vehicle are allocated to issued tranches considering their relative seniority. The key assumptions considered in analyzing potential credit losses were underlying loan and debt security defaults and loss severity. Based on current default trends, the Firm assumed collateral default rates of 2.1% for 2010 and 5% thereafter. Further, loss severities were assumed to be 48% for loans and 78% for debt securities. Losses on collateral were estimated to occur approximately 18 months after default.

Contractual maturities and yields
The following table presents the amortized cost and estimated fair value at December 31, 2010, of JPMorgan Chase’s AFS and HTM securities by contractual maturity.

		Due after one	Due after five
By remaining maturity	Due in one	year through	years through	Due after
December 31, 2010 (in millions)	year or less	five years	10 years	10 years(c)	Total

Available-for-sale debt securities
Mortgage-backed securities:(a)
Amortized cost	$15	$259	$2,781	$168,740	$171,795
Fair value	15	282	2,825	171,732	174,854
Average yield(b)	8.63%	6.25%	2.71%	3.85%	3.84%
U.S. Treasury and government agencies:(a)
Amortized cost	$1,843	$4,913	$4,251	$251	$11,258
Fair value	1,850	5,007	4,260	231	11,348
Average yield(b)	1.68%	2.62%	3.84%	3.86%	2.95%
Obligations of U.S. states and municipalities:
Amortized cost	$39	$160	$333	$11,200	$11,732
Fair value	39	167	351	11,002	11,559
Average yield(b)	3.21%	4.30%	5.25%	5.07%	5.06%
Certificates of deposit:
Amortized cost	$3,642	$6	$—	$—	$3,648
Fair value	3,641	6	—	—	3,647
Average yield(b)	5.16%	10.75%	—%	—%	5.17%
Non-U.S. government debt securities:
Amortized cost	$5,666	$13,557	$1,388	$3	$20,614
Fair value	5,673	13,712	1,389	3	20,777
Average yield(b)	1.81%	2.23%	3.56%	5.34%	2.21%
Corporate debt securities:
Amortized cost	$12,515	$44,137	$5,065	$1	$61,718
Fair value	12,597	44,100	5,096	1	61,794
Average yield(b)	2.25%	2.19%	4.81%	1.07%	2.42%
Asset-backed securities:
Amortized cost	$38	$3,371	$13,567	$12,606	$29,582
Fair value	38	3,454	14,041	12,755	30,288
Average yield(b)	8.94%	2.05%	2.48%	2.19%	2.32%

Total available-for-sale debt securities
Amortized cost	$23,758	$66,403	$27,385	$192,801	$310,347
Fair value	23,853	66,728	27,962	195,724	314,267
Average yield(b)	2.56%	2.24%	3.23%	3.81%	3.33%

Available-for-sale equity securities
Amortized cost	$—	$—	$—	$1,894	$1,894
Fair value	—	—	—	2,051	2,051
Average yield(b)	—%	—%	—%	0.29%	0.29%

Total available-for-sale securities
Amortized cost	$23,758	$66,403	$27,385	$194,695	$312,241
Fair value	23,853	66,728	27,962	197,775	316,318
Average yield(b)	2.56%	2.24%	3.23%	3.78%	3.31%

Total held-to-maturity securities
Amortized cost	$—	$6	$11	$1	$18
Fair value	—	6	12	2	20
Average yield(b)	—%	6.97%	6.83%	6.49%	6.85%

(a)	U.S. government agencies and U.S. government-sponsored enterprises were the only issuers whose securities exceeded 10% of JPMorgan Chase’s total stockholders’ equity at December 31, 2010.

(b)	Average yield was based on amortized cost balances at the end of the period and did not give effect to changes in fair value reflected in accumulated other comprehensive income/(loss). Yields are derived by dividing interest/dividend income (including the effect of related derivatives on AFS securities and the amortization of premiums and accretion of discounts) by total amortized cost. Taxable-equivalent yields are used where applicable.

(c)	Includes securities with no stated maturity. Substantially all of the Firm’s residential mortgage-backed securities and collateralized mortgage obligations are due in 10 years or more, based on contractual maturity. The estimated duration, which reflects anticipated future prepayments based on a consensus of dealers in the market, is approximately five years for agency residential mortgage-backed securities, three years for agency residential collateralized mortgage obligations and six years for nonagency residential collateralized mortgage obligations.